                               PROMISSORY NOTE
                          SECURED BY DEED OF TRUST
                              (FORGIVABLE LOAN)



$1,000,000.00                                     Mountain View, California
                                                  October 31, 1997

    For value received, the undersigned, Robert H. Ewald ("Borrower"), promises to pay to SILICON GRAPHICS, INC., a Delaware corporation ("SGI"), or order, at 2011 N. Shoreline Boulevard, Mountain View, California 94043-1389, or such other place as SGI may designate in writing from time to time, in lawful money of the United States of America, without abatement, demand, deduction, setoff or counterclaim, the principal sum of One Million and 00/100 Dollars ($1,000,000.00). This Promissory Note shall bear no interest, except as provided in Paragraph 4 below.

    1.   PAYMENTS.

         (a) All outstanding principal and accrued interest under this Promissory Note shall be due and payable on the Due Date (as defined below). Every payment received by SGI with respect to this Promissory Note shall be applied as follows: first, to the payment of any late charges; second, to the payment of accrued but unpaid interest; and, third, to the payment of the outstanding principal balance of this Promissory Note.

         (b) Notwithstanding subparagraph 1(a) to the contrary, so long as Borrower remains employed by SGI on a regular and full-time basis, Borrower's obligation to pay principal under this Promissory Note shall be forgiven as follows: (i) principal in the amount Sixteen Thousand Six Hundred Sixty-Six and 67/100 Dollars ($16,666.67) per month shall be forgiven on November 30, 1997 and on the thirtieth (30th) day of each of the fifty-eight (58) calendar months thereafter, and (ii) principal in the amount of Sixteen Thousand Six Hundred Sixty-Six and 47/100 Dollars ($16,666.47) shall be forgiven on October 31, 2002.


         (c) Notwithstanding any provision of this Promissory Note to the contrary, if Borrower's employment with SGI is actually terminated without cause by SGI at any time prior to the Due Date (other than under circumstances which would entitle Borrower to receive a change-in-control payment under that certain Employment Continuation Agreement, as the same may be amended, modified, restated or superseded from time to time) (an "Involuntary Termination"), Borrower's obligation to pay the then outstanding balance of principal under this Promissory Note shall be forgiven as of the date of the Involuntary Termination.

    2.   DUE DATE.  The "Due Date" shall be the earlier of (i) the thirtieth
(30th) day after the date of termination or cessation of SGI's employment of Borrower, whether voluntarily or involuntarily, and whether with or without cause, (ii) the date that Borrower sells, leases, transfers or otherwise conveys all or any interest in the New Residence (as defined below), or (iii) the fifth (5th) anniversary of the date first set forth above.

    3. PURPOSE OF LOAN. Borrower acknowledges and agrees that SGI is making this loan to Borrower for the express purpose of facilitating Borrower's relocation to the area of SGI's corporate headquarters located in Mountain View, California. Borrower represents and warrants to SGI that Borrower will use all proceeds of this Promissory Note for purposes of purchasing Borrower's new principal residence located at Alexis Drive, Palo Alto, California ("New Residence").

    4. DEFAULT. In the event that Borrower fails to timely pay any amount or perform any other obligation of Borrower under this Promissory Note, the Deed of Trust (as defined below), that certain promissory note of even date herewith in the stated principal amount of $2,000,000, that certain Pledge Agreement of even date herewith or any other agreement or instrument now or hereafter executed by Borrower to evidence or secure the performance of Borrower's obligations thereunder, SGI may, at its option, declare the entire principal sum under this Promissory Note immediately due and payable. In the event that SGI exercises this option, or the principal balance of this Promissory Note otherwise becomes due and payable, all principal then outstanding under this Promissory Note shall thereafter bear simple interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by law. Failure to exercise this option shall not constitute a waiver of SGI's right to exercise the same with respect to any prior or subsequent defaults.

    5. SECURITY. Borrower's obligations under this Promissory Note are secured by that certain Deed of Trust with Assignment of Rents of even date herewith ("Deed of Trust") encumbering the New Residence, as more particularly described in the Deed of Trust.

    6.   DUE ON SALE.  The Deed of Trust provides as follows:

         If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any not evidencing the same, immediately due and payable.

    7. ATTORNEYS' FEES. In the event any legal action or proceeding is required to enforce or interpret any provision of this Promissory Note, Borrower shall pay to SGI upon demand all costs of collection and reasonable attorneys' fees incurred by SGI in connection therewith.

    8. TAX LIABILITY. Borrower understands and agrees that any and all income tax liability to Borrower resulting from this Promissory Note (including, without limitation, any tax liability resulting from imputed interest or the forgiveness of principal and interest hereunder) shall be the sole responsibility of Borrower. Borrower agrees that the forgivable and non-interest bearing nature of this Promissory Note is personal to Borrower and non-transferable, and is conditioned upon the future performance of substantial services by Borrower. Borrower certifies to SGI that Borrower reasonably expects to itemize deductions for each year that principal is outstanding under this Promissory Note.

    9. MISCELLANEOUS. If any provision of this Promissory Note shall be invalid or unenforceable for any reason, the same shall be ineffective, but the remainder of this Promissory Note shall not be affected thereby and shall remain in full force and effect. Time is of the essence of each and every obligation of Borrower hereunder. Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived by Borrower. If the due date for any payment under this Promissory Note falls on a Saturday, Sunday or legal holiday, then such due date shall be extended to the next business day. None of the terms or provisions of this Promissory Note may be waived, altered, modified or amended except by a writing signed by SGI and Borrower. The provisions of this Promissory Note shall be governed by California law. The covenants, terms and conditions hereof shall bind the heirs, successors and assigns of Borrower and shall insure to the benefit of the successors and assigns of SGI.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date first set forth above.

                                  BORROWER:


                                  /s/ Robert H. Ewald
                                  ------------------------
                                  ROBERT H. EWALD

                              PROMISSORY NOTE
                          SECURED BY DEED OF TRUST
                         AND STOCK PLEDGE AGREEMENT

        NOTICE:  THIS PROMISSORY NOTE PROVIDES FOR A BALLOON PAYMENT.


$2,000,000.00                                       Mountain View, California
                                                    October 31, 1997

For value received, the undersigned, Robert H. Ewald ("Borrower"), promises to pay to SILICON GRAPHICS, INC., a Delaware corporation ("SGI"), or order, at 2011 N. Shoreline Boulevard, Mountain View, California 94043-1389, or such other place as SGI may designate in writing from time to time, in lawful money of the United States of America, without abatement, demand, deduction, setoff or counterclaim, the principal sum of Two Million and 00/100 Dollars ($2,000,000.00), or so much thereof as may be advanced by SGI pursuant to the terms of this Promissory Note, together with interest thereon at the rate of seven and four tenths percent (7.4%) per annum, compounded annually, until all principal, interest and other charges under this Promissory Note are paid in full. Interest shall accrue at the rate stated above on each advance from the date of disbursement; all interest so accrued shall be compounded annually from and after the date that such advance is made by SGI.

    1.   PAYMENTS.

         (a) All outstanding principal and accrued interest under this Promissory Note shall be due and payable on the Due Date (as defined below). Interest shall be computed based upon a three hundred sixty (360) day year and thirty (30) day month. Every payment received by SGI with respect to this Promissory Note shall be applied as follows: first, to the payment of any late charges; second, to the payment of accrued but unpaid interest; and, third, to the payment of the outstanding principal balance of this Promissory Note.

         (b) Notwithstanding subparagraph 1(a) to the contrary, the outstanding principal and accrued interest under this Promissory Note shall be due and payable prior to the Due Date to the extent of fifty percent (50%) of the gross sales proceeds payable to Borrower in connection with the sale of any Pledged Collateral (as defined below); provided, however, if SGI's employment of Borrower shall terminate or cease for any reason, whether voluntary or involuntary, and whether with or without cause, or if Borrower shall be in default hereunder, outstanding principal and accrued interest under this Promissory Note shall be due and payable to the extent of one hundred percent (100%) of the gross sales proceeds payable to Borrower in connection with the sale of any such Pledged Collateral. In no event shall the preceding sentence be deemed to limit SGI's recourse or Borrower's liability under this Promissory Note. Borrower may prepay the principal amount outstanding under this Promissory Note in whole or in part at any time without penalty.

         (c) Notwithstanding any provision of this Promissory Note to the contrary, in the event of an Involuntary Termination (as defined below), Borrower's obligation to pay outstanding principal and accrued interest under this Promissory Note shall be forgiven in an amount equal to (but not less than zero nor greater than the amount set forth in item (i)(A)) (i) the sum of (A) Three Hundred Eighteen Thousand Seven Hundred Fifty and 00/100 Dollars ($318,750), which is the amount of Borrower's original down payment for the purchase of the land comprising a portion of the New Residence (as defined in paragraph 4 below), plus (B) the outstanding principal and accrued interest under this Promissory Note as of the date of the Involuntary Termination, less (ii) the "net proceeds" from the sale of the New Residence, provided that all of the following conditions precedent have been satisfied:

              (1) Borrower's employment with SGI is actually terminated without cause by SGI prior to the Due Date (other than under circumstances which would entitle Borrower to receive a change-in-control payment under that certain Employment Continuation Agreement, as the same may be amended, modified, restated or superseded from time to time) (an "Involuntary Termination");

              (2) After such Involuntary Termination, Borrower sells and conveys the New Residence to an independent third-party purchaser in an arm's length transaction within one hundred eighty (180) days following the date of the Involuntary Termination; and

              (3) Borrower is not in default under this Promissory Note or any Loan Documents (as defined below).

    For purposes of this subparagraph 1(c), the "net proceeds" shall mean the cash portion of the gross purchase price payable by the third-party purchaser, plus the net present value of any financing to be provided by Borrower in connection with said sale, less broker's commissions and reasonable and customary closing costs paid by Borrower. In the event of any casualty or condemnation, the net proceeds shall be increased by the amount of any insurance and condemnation proceeds paid or otherwise payable to Borrower in connection therewith. For purposes of this paragraph, the net present value of any financing provided by Borrower shall be calculated by discounting the principal amount of such financing by an interest rate equal to the prevailing reference rate charged by Bank of America N.T.&S.A. on the fifth (5th) business day preceding the closing of the transaction.

    2. ADVANCES. Subject to the terms and conditions of this Section 2, the principal sum under this Promissory Note shall be advanced by SGI to Borrower as follows:

         (a) INITIAL ADVANCE. On the date first set forth above, SGI shall make an initial advance to Borrower equal to Eight Hundred Six Thousand Two Hundred Fifty and 00/100 Dollars ($806,250) ("Initial Advance").

         (b) INTERIM ADVANCES. Within five (5) business days following Borrower's written request for an interim advance ("Interim Advance") (which request may be made by Borrower not more than once every thirty (30) calendar days) and satisfaction of the conditions set forth below, SGI shall make the requested Interim Advance to Borrower.

              (i) AMOUNT OF INTERIM ADVANCE. The amount of the Interim Advance shall reflect the current amount payable by Borrower to its architect and/or general contractor for the design and construction of the New Residence (on a percentage of completion basis and net of retainage); provided, however, that in no event shall the aggregate amount of all Interim Advances (including the requested Interim Advance) exceed seventy-five percent (75%) of the total design and construction costs set forth in the Construction Budget (as defined below).

              (ii) CONDITIONS TO INTERIM ADVANCES.    Prior to making an
Interim Advance, the following conditions precedent shall have been satisfied:

                   (A) SGI shall have received a written certification from Borrower that Borrower has obtained all governmental approvals required for the development and construction of the New Residence;

                   (B) SGI shall have received copies of (i) the agreement between Borrower and its architect with regard to the design of the New Residence, and (ii) the agreement between Borrower and its general contractor with regard to the construction of the New Residence (collectively, "Construction Agreements");

                   (C) Borrower shall have received a copy of the budget for the design and construction of the New Residence ("Construction Budget") and a certification by Borrower and its architect and general contractor that, based upon their knowledge, information and belief, the Construction Budget is accurate and complete and is sufficient to cover the work contemplated under the Construction Agreements and construction documents.

                   (D) With regard to each Interim Advance, SGI shall have received, no later than the Completion Date (as defined below), a written request from Borrower to make the Interim Advance, together with (i) an application and certificate for payment, signed by Borrower's architect and general contractor, supporting the percentage of completion and the amount of the Interim Advance so requested, (ii) copies of any invoices from the general contractor and/or architect supporting the amount of the Interim Advance so requested, and (iii) copies of conditional partial releases of lien (in statutory form) from the general contractor, architect, subcontractors, materialman and/or suppliers for the portion of the improvements covered by the Interim Advance request;

                   (E) With regard to each Interim Advance, SGI shall have received a written certification of Borrower, certifying that (i) neither Borrower, its architect nor its general contractor are in default under the Construction Agreements, (ii) the work contemplated under the Construction Agreements will be completed by the

Completion Date, (iii) no mechanic's lien exists with regard to the construction of the New Residence, and (iv) the aggregate amount of all Interim Advances (including the requested Interim Advance) does not exceed seventy-five percent (75%) of the total design and construction costs as set forth in the Construction Budget; and

                   (F) Borrower shall not be in default under this Promissory Note or any Loan Documents (as defined in paragraph 5 below).

    For purposes of this Promissory Note, the "Completion Date" shall mean the date of substantial completion of the construction of the New Residence, but in no event later than twenty-seven (27) months following the date first set forth above (subject to extension for each day of "force majeure delay").
  A "force majeure delay" shall include any delay caused by conditions beyond the reasonable control of Borrower, including acts of God, weather or elements, fire, strikes, labor disputes, delays in delivery, but excluding Borrower's inability to pay or finance the cost of construction.

         (c) COMPLETION ADVANCE. Within five (5) business days following Borrower's written request for a completion advance ("Completion Advance") and satisfaction of the conditions set forth below, SGI shall make the Completion Advance to Borrower.

              (i) AMOUNT OF COMPLETION ADVANCE. The amount of the Completion Advance shall reflect the current amount payable by Borrower to its architect and/or general contractor for the design and construction of the New Residence following substantial completion of the New Residence; provided, however, that in no event shall the aggregate amount of the Completion Advance and all Interim Advances (including the requested Interim Advance) exceed eighty-five percent (85%) of the total design and construction costs set forth in the Construction Budget (as defined below).

              (ii) CONDITIONS TO COMPLETION ADVANCE. Prior to making the Completion Advance, the following conditions precedent shall have been satisfied:

                   (A) All conditions to the Interim Advances shall have been satisfied;

                   (B) No later than sixty (60) days following the Completion Date, SGI shall have received a written request from Borrower with regard to the Completion Advance, together with (i) an application and certificate for payment, signed by Borrower's architect and general contractor, supporting substantial completion and the amount of the Completion Advance so requested, (ii) copies of any invoices from the general contractor and/or architect supporting the amount of the Completion Advance,
(iii) a certificate of substantial completion, signed by Borrower and its architect and general contractor, (iv) a copy of the notice of completion signed by Borrower and its architect and general contractor, together with evidence that Borrower has caused the same to be recorded in the Official Records of Santa Clara County, California, and (v) copies of conditional full releases of lien from the general contractor, architect and all subcontractors, materialman and/or suppliers who have performed work or furnished materials for the construction of the improvements;

                   (C) SGI shall have received a written certification of Borrower, certifying that (i) neither Borrower, its architect nor its general contractor are in default under the Construction Agreements, (ii) the work contemplated under the Construction Agreements has been completed by the Completion Date, (iii) no mechanic's lien exists with regard to the construction of the New Residence, and (iv) the aggregate amount of the Completion Advance and all Interim Advances does not exceed eighty-five percent (85%) of the total design and construction costs as set forth in the Construction Budget; and

                   (D) Borrower shall not be in default under this Promissory Note or any of the Loan Documents.

         (d) FINAL ADVANCE. Within five (5) business days following Borrower's written request for a final advance ("Final Advance") and satisfaction of the conditions set forth below, SGI shall make such Final Advance to Borrower.

              (i) AMOUNT OF FINAL ADVANCE. The amount of the Final Advance shall not exceed the lesser of: (i) an amount equal to (A) eighty-five percent (85%) of the fair market value of the New Residence as set forth in the Appraisal (as defined below), less (B) the sum of (1) the original principal balance of the Forgivable Loan (as defined in subparagraph
(2)(d)(ii)(B) below), plus (2) the then outstanding balance of principal under this Promissory Note, or (ii) an amount equal to (A) Two Million Dollars ($2,000,000), less (B) the then outstanding balance of principal under this Promissory Note; and

              (ii) CONDITIONS TO FINAL ADVANCE. Prior to making the Final Advance, the following conditions precedent shall have been satisfied:

                   (A) All conditions to the Completion Advance shall have been satisfied;

                   (B) SGI shall have received a written appraisal ("Appraisal") prepared by a real estate appraiser with at least three (3) years experience appraising residential property in the Santa Clara County, California, establishing a fair market value for the New Residence which is greater than one hundred fifteen percent (115%) of the sum of (i) the original principal balance of that certain promissory note of even date herewith in the original principal amount of $1,000,000, executed by Borrower in favor of SGI ("Forgivable Loan"), plus (ii) the outstanding balance of principal under this Promissory Note.

                   (C) No later than sixty (60) days following SGI's disbursement of the Completion Advance (or, if no Completion Advance is requested by Borrower, no later than sixty (60) days following the Completion
Date), SGI shall have received a written request for the Final Advance; and

                   (D) Borrower shall not be in default under this Promissory Note or any of the Loan Documents.

         (e) DISBURSEMENT OF ADVANCES. SGI shall make the foregoing advances directly to Borrower or, at SGI's option, directly to Borrower's general contractor, architect, subcontractors, materialmen or suppliers. In no event shall SGI have any obligation to advance any principal hereunder in excess of the lesser of the following: (i) if Borrower does not request the Final Advance in accordance with Paragraph 2(d) above, an amount equal to (A) eighty-five percent (85%) of the cost of designing and constructing the New Residence, plus (B) the Initial Advance; (ii) if Borrower requests the Final Advance in accordance with Paragraph 2(d) above, an amount equal to (A) eighty-five percent (85%) of the fair market value of the New Residence as set forth in the Appraisal, less (B) the then outstanding principal balance of the Forgivable Loan; or (iii) Two Million Dollars ($2,000,000).

         (f) AUDIT RIGHT. SGI shall have the right from time to time to engage an architect to review, inspect and audit the progress of construction of the New Residence, applications and certifications for payment and such other supporting documentation with regard to the construction of the New Residence. Borrower agrees to reasonably cooperate with SGI in connection with the foregoing. Borrower shall reimburse SGI for the cost of such review if SGI's architect determines that the amount of any advance requested by Borrower was materially inaccurate or inconsistent with the applicable amounts and/or percentages of completion determined by SGI's architect. Upon SGI's written demand, Borrower shall refund any amounts advanced by SGI in excess of the proper amounts determined by SGI's architect.

    3.   DUE DATE.  The "Due Date" shall be the earlier of (i) the thirtieth
(30th) day following the date of termination or cessation of SGI's employment of Borrower, whether voluntarily or involuntarily, and whether with or without cause, (ii) the date that Borrower sells, leases, transfers or otherwise conveys all or any interest in the New Residence (as defined in paragraph 4 below), or (iii) the fifth (5th) anniversary of the date first set forth above. Notwithstanding the preceding to the contrary, if Borrower's employment with SGI is terminated as a result of an Involuntary Termination, the date set forth in (i) above shall be the one hundred eightieth (180th) day following the date of the Involuntary Termination.

    4. PURPOSE OF LOAN. Borrower acknowledges and agrees that SGI is making this loan to Borrower for the express purpose of facilitating Borrower's relocation to the area of SGI's corporate headquarters located in Mountain View, California. Borrower represents and warrants to SGI that Borrower will use all proceeds of this Promissory Note for purposes of purchasing and constructing Borrower's new principal residence located at Alexis Drive, Palo Alto, California ("New Residence").

    5. DEFAULT. In the event that Borrower fails to timely pay any amount or perform any other obligation of Borrower under this Promissory Note, the Deed of Trust (as defined below), the Pledge Agreement (as defined below), the Forgivable Loan, or any other agreement or instrument now or hereafter executed by Borrower to evidence or secure the performance of Borrower's obligations thereunder (collectively, "Loan

Documents"), or Borrower fails to complete the construction of the New Residence by the Completion Date, SGI may, at its option, declare the entire principal sum under this Promissory Note immediately due and payable. In the event that SGI exercises this option, or the principal balance of this Promissory Note otherwise becomes due and payable, all principal then outstanding under this Promissory Note shall thereafter bear simple interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by law. Failure to exercise this option shall not constitute a waiver of SGI's right to exercise the same with respect to any prior or subsequent defaults.

    6. SECURITY. Borrower's obligations under this Promissory Note are secured by (i) that certain Deed of Trust with Assignment of Rents of even date herewith ("Deed of Trust") encumbering the New Residence, as more particularly described in the Deed of Trust, and (ii) that certain Pledge Agreement of even date herewith ("Pledge Agreement") encumbering Borrower's right, title and interest in and to certain stock options and other pledged collateral, as more particularly described in the Pledge Agreement ("Pledged Collateral").

    7.   DUE ON SALE.  The Deed of Trust provides as follows:

         If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained, beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, irrespective of the maturity date specified in any not evidencing the same, immediately due and payable.

    8. ATTORNEYS' FEES. In the event any legal action or proceeding is required to enforce or interpret any provision of this Promissory Note, Borrower shall pay to SGI upon demand all costs of collection and reasonable attorneys' fees incurred by SGI in connection therewith.

    9. TAX LIABILITY. Borrower understands and agrees that any and all income tax liability to Borrower resulting from this Promissory Note (including, without limitation, any tax liability resulting from the forgiveness of principal and interest hereunder) shall be the sole responsibility of Borrower. Borrower agrees that any forgiveness under this Promissory Note is personal to Borrower and non-transferable, and is conditioned upon the future performance of substantial services by Borrower. Borrower certifies to SGI that Borrower reasonably expects to itemize deductions for each year that principal is outstanding under this Promissory Note.

    10. MISCELLANEOUS. If any provision of this Promissory Note shall be invalid or unenforceable for any reason, the same shall be ineffective, but the remainder of this Promissory Note shall not be affected thereby and shall remain in full force and effect. Time is of the essence of each and every obligation of Borrower hereunder. Presentment and demand for payment, notice of dishonor, protest and notice of protest are hereby waived by Borrower. If the due date for any payment under this Promissory Note falls on a Saturday, Sunday or legal holiday, then such due date shall be extended to the next business day. None of the terms or provisions of this Promissory note may be waived, altered, modified or amended except by a writing signed by SGI and Borrower. The provisions of this Promissory Note shall be governed by California law. The covenants, terms and conditions hereof shall bind the heirs, successors and assigns of Borrower and shall insure to the benefit of the successors and assigns of SGI.

IN WITNESS WHEREOF, Borrower has executed this Promissory Note as of the date first set forth above.

                                  BORROWER:



                                  /s/ Robert H. Ewald
                                  ------------------------
                                  ROBERT H. EWALD